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                                                                      EXHIBIT 32
                         CERTIFICATION UNDER SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

         The undersigned officers, Wayne M. Fortun, Chief Executive Officer of Hutchinson Technology Incorporated, a Minnesota corporation (the "Company"), and John A. Ingleman, Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

                  (i) the Annual Report on Form 10-K of the Company for the annual period ended September 28, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

                  (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:  December 15, 2003            /s/ Wayne M. Fortun
                                    --------------------------------------------
                                    Wayne M. Fortun, President and Chief
                                    Executive Officer
                                    (principal executive officer)



Date:  December 15, 2003            /s/ John A. Ingleman
                                    --------------------------------------------
                                    John A. Ingleman, Vice President and
                                    Chief Financial Officer
                                    (principal financial and accounting officer)